[***CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT
     HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISION]

                             CROSS-LICENSE AGREEMENT

         This Agreement (the "Agreement") is entered into as of October 14, 2002 (the "Execution Date") by and between Wyeth (formerly, American Home Products Corporation) by and through Genetics Institute, L.L.C. (formerly Genetics Institute, Inc.), a Delaware limited liability company with a business address at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 ("GI") and
MetaMorphix, Inc., a Delaware corporation with a business address at 8510A Corridor Road, Savage, Maryland 20763 ("MetaMorphix"). GI and MetaMorphix may each be referred to herein individually as a "Party" and collectively as the "Parties".

         WHEREAS, as of December 1, 1994, GI, MetaMorphix and The Johns Hopkins University ("JHU") entered into that certain Collaboration Agreement (the "1994 Agreement") relating to the discovery, characterization, and development of factors in the TGF-B Superfamily (referred to by GI as "BMPs" and by MetaMorphix and JHU as "GDFs,"/as such terms are more fully defined in that Agreement);

         WHEREAS, as of January 26, 1999, the Parties and JHU entered into that certain Amended and Restated Collaboration Agreement (as subsequently amended by the Sponsored Research Amendments (as defined below), the "1999 Agreement") relating to the discovery, characterization, and development of factors in the TGF-B Superfamily (referred to by GI as "BMPs" and by MetaMorphix and JHU as "GDFs," as such terms are more fully defined in that Agreement), which agreement supercedes and replaces the 1994 Agreement;

         WHEREAS, effective as of January 1, 2001, the Parties and JHU executed and delivered that certain First Amendment to 1999 Amended and Restated Collaboration Agreement and, effective as of June 30, 2002, the Parties and JHU executed and delivered that certain Second Amendment to 1999 Amended and
Restated Collaboration Agreement (collectively, the "Sponsored Research Amendments") each relating to Additional Sponsored Research at JHU focused solely upon MetaMorphix Factor GDF-8; and

         WHEREAS, the Parties desire to disclose and share freely with each other Confidential Information regarding MetaMorphix Factor GDF-8 and to expand the present cross licenses (granted under the 1999 Agreement) between the Parties in respect, only, to MetaMorphix Factor GDF-8 and all internal and external research related to such Factor, including, but not limited to, the June 1, 1998 -- December 31, 2000 Sponsored Research at JHU in accordance with
Section 3.3 of the 1999 Agreement and the postJanuary 1, 2001 Additional Sponsored Research in accordance with the Sponsored Research Amendments.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants, agreements, representations, and warranties set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged



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


by each of the Parties, the Parties hereby covenant, agree, represent, and warrant as follows:

1.        DEFINITIONS.

         1.1 EXISTING DEFINITIONS. Unless expressly defined herein, all capitalized terms used in this Agreement shall have the meanings assigned to such terms in the 1999 Agreement and are incorporated herein by reference. For the sake of clarity, where a capitalized term is defined in both this Agreement and in the 1999 Agreement, the definition set forth in this Agreement shall control with respect to the use of such term in this Agreement, and the definition set forth in the 1999 Agreement shall control with respect to the use of such term in the 1999 Agreement.

         1.2 ADDITIONAL DEFINITIONS. Solely for purposes of this Agreement (it being understood and agreed that nothing in this Section
                  1.2 shall be deemed to be an amendment of any provision in the 1999 Agreement), the following capitalized terms shall have the respective meanings assigned thereto in this Section 1.2:

         1.2.1 "CONTROL" OR "CONTROLLED" shall mean with respect to any (i) item of information, including, without limitation, any GDF-8 KnowHow, or (ii) intellectual property right, the possession (whether by purchase, assignment or license) by a Party of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangements with any Third Party.

         1.2.2 "EFFECTIVE DATE" shall mean the next business day following the last to occur of: (i) the delivery to each Party of fully executed counterparts of this Agreement, (ii) a determination made by GI that a notification of this Agreement is not required to be made under the HSR Act, and (iii) if notification of this Agreement is required to be made under the HSR Act, the expiration or earlier termination of any notice and waiting period under the HSR Act.

         1.2.3 "EXCLUDED PRODUCT" shall mean any GI Excluded Product or any MetaMorphix Excluded Product.

         1.2.4    "GDF-8"  shall mean the  TGF-(3  Factor  known as GDF-8  which
                  Factor  is   designated   under  the  1999   Agreement   as  a
                  "MetaMorphix Factor".

         1.2.5    "GDF-8     DERIVATIVE      PRODUCT"     shall     mean     any
                  pharmaceuticalproduct which primarily acts as


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



                  (i) an antagonist or agonist of GDF-8 or the GDF-8 receptor,

                  (ii)     a vaccine against GDF-8,

                  (iii)    a modifier of GDF-8 synthesis, or

                  (iv)     a modulator of the GDF-8 signal transduction pathway,

                  only to the extent  that such  pharmaceutical  product is both
                  (a) developed or sold for the purposes of modulating the effects of GDF-8, and (b) is covered by one or more Valid Claims included within the applicable GDF-8 Patent Rights licensed under Section 2.1 or Section 2.2 hereof.

         1.2.6 "GDF-8 KNOW-HOW" shall mean any unpatented information specifically relating to GDF-8 produced or otherwise Controlled by either Party which is reasonably useful, necessary or required for the other Party and its Affiliates to manufacture, use and/or sell GDF-8 Licensed Products for use in the MetaMorphix Field or the GI Field, as applicable, under this Agreement.

         1.2.7 "GDF-8 LICENSED PRODUCT" shall mean any GDF-8 Product or GDF-8 Derivative Product, in each case, other than (i) with respect to the rights granted to GI hereunder, any MetaMorphix Excluded Product or (ii) with respect to the rights granted to MetaMorphix hereunder, any GI Excluded Product.

         1.2.8 "GDF-8 PATENT RIGHTS" shall mean, with respect to GDF-8, any GDF-8 Product, or any GDF-8 Derivative Product (a) all Patents covering inventions (as such term is defined under United States Patent Law) which (i) as of the Effective Date are Controlled by or during the term of this Agreement come into the Control of either Party, either alone or jointly (including, without limitation, jointly with JHU pursuant to the 1994 Agreement or the 1999 Agreement) and (ii) are reasonably useful, necessary or required for the other Party and its Affiliates to manufacture, use and/or sell GDF-8 Licensed Products for use in the MetaMorphix Field or the GI Field, as applicable, and (b) all Patents coming into the Control of a Party during the term of this Agreement, which, but for the inclusion of such acquired Patents under this clause (b), would prevent the other Party and its Affiliates from practicing under one or more of the Patents included under clause (a) above.

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


         1.2.9    "GDF-8 PRODUCT" shall mean GDF-8, including any and all

                  (i)      formulations, mixtures or compositions of GDF-8,

                  (ii)     antibodies targeted against GDF-8,

                  (iii)    receptors for which GDF-8 is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of GDF-8, and

                  (v)      other   products   for   research,    diagnostic   or
                           therapeutic use containing GDF-8 or any of (i) through (iv) above,

                  which, or which the manufacture use or sale of which, is covered by one or more Valid Claims included within the applicable GDF-8 Patent Rights licensed under Section 2.1 or
                  Section 2.2 hereof.

         1.2.10 "GI EXCLUDED PRODUCT" shall mean any GDF-8 Product or any GDF-8 Derivative Product which GI selects pursuant to Section
                  3.3 hereof. A list of those GI Excluded Products that have been selected by GI as of the Effective Date is attached hereto as Exhibit 1.2.10.

         1.2.11 "GI GDF-8 KNOW-HOW" shall mean that GDF-8 Know-How, other than the Joint GDF-8 Know-How, which is Controlled by GI or its Affiliates as of the Effective Date or comes into the Control of GI or its Affiliates during the term of this Agreement, in each case other than through the grant of licenses by MetaMorphix under this Agreement or the 1999 Agreement.

         1.2.12 "GI GDF-8 PATENT RIGHTS" shall mean those GDF-8 Patent Rights, other than the Joint GDF-8 Patent Rights, which are Controlled by GI or its Affiliates as of the Effective Date or come into the Control of GI or its Affiliates during the term of this Agreement, in each case other than through the grant of licenses by MetaMorphix under this Agreement or the 1999 Agreement. Without limitation of the foregoing, a list of those GI GDF-8 Patent Rights believed to be existing as of the Effective Date is attached hereto as Exhibit 1.2.12, PROVIDED, HOWEVER, that inclusion of any particular Patent on Exhibit
                  1.2.12 shall not serve as an admission by either Party or evidence that such Patent was not included in the rights licensed by GI to MetaMorphix under the 1999 Agreement.



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



         1.2.13 "GI GDF-8 TECHNOLOGY" shall mean the GI GDF-8 Know-How, the GI GDF-8 Patent Rights and GI's interest in each of the Joint GDF-8 Know-How and the Joint GDF-8 Patent Rights.

         1.2.14   "HSR  ACT"   shall   mean  the   Hart-Scott-Rodino   Antitrust
                  Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         1.2.15   "JOINT GDF-8 KNOW-HOW"  shall mean that GDF-8 Know-How,  which
                  (a) as of the Effective Date is Controlled by both (i) GI or its Affiliates and (ii) MetaMorphix or its Affiliates or (b) during the term of this Agreement, comes into the Control of both (i) GI or its Affiliates and (ii) MetaMorphix or its Affiliates, in each case other than through the grant of licenses by one Party to the other Party under this Agreement or the 1999 Agreement.

         1.2.15 "JOINT GDF-8 PATENT RIGHTS" shall mean those GDF-8 Patent Rights, which (a) as of the Effective Date is Controlled by both (i) GI or its Affiliates and (ii) MetaMorphix or its Affiliates or (b) during the term of this Agreement, come into the Control of both (i) GI or its Affiliates and (ii) MetaMorphix or its Affiliates, in each case other than through the grant of licenses by one Party to the other Party under this Agreement or the 1999 Agreement. A list of those Joint GDF-8 Patent Rights existing as of the Effective Date is attached hereto as Exhibit 1.2.15.

         1.2.16 "METAMORPHIX EXCLUDED. PRODUCT" shall mean any GDF-8 Product or any GDF-8 Derivative Product which MetaMorphix selects pursuant to Section 3.3 hereof. A list of those MetaMorphix Excluded Products that have been selected by MetaMorphix as of the Effective Date is attached hereto as Exhibit 1.2.16

         1.2.17 "METAMORPHIX GDF-8 KNOW-HOW" shall mean that GDF-8 Know-How, other than the Joint GDF-8 Know-How, which is Controlled by MetaMorphix or its Affiliates as of the Effective Date or comes into the Control of MetaMorphix or its Affiliates during the term of this Agreement, in each case other than through the grant of licenses by GI under this Agreement or the 1999 Agreement.

         1.2.18 "METAMORPHIX GDF-8 PATENT RIGHTS" shall mean those GDF-8 Patent Rights, other than the Joint GDF-8 Patent Rights, which are Controlled by MetaMorphix or its Affiliates as of the Effective - Date or come into the Control of MetaMorphix or its Affiliates during the term of this Agreement, in each case other than through


CONFIDENTIAL                          -5-
                  the grant of licenses by GI under this Agreement or the 1999 Agreement. Without limitation of the foregoing, a list of those MetaMorphix GDF-8 Patent Rights believed to be existing as of the Effective Date is attached hereto as Exhibit 1.2.18, PROVIDED, HOWEVER, that inclusion of any particular Patent on
                  Exhibit 1.2.18 shall not serve as an admission by either Party or evidence that such Patent was not included in the rights licensed by MetaMorphix to GI under the 1999 Agreement.

         1.2.19 "METAMORPHIX GDF-8 TECHNOLOGY" shall mean the MetaMorphix GDF-8 Know-How, the MetaMorphix GDF-8 Patent Rights and MetaMorphix's interest in each of the Joint GDF-8 Know-How and the Joint GDF-8 Patent Rights.

         1.2.20 "PRODUCT DEVELOPMENT" with respect to the activities conducted by or on behalf of a Party, shall mean any and all activities performed, by or on behalf of such Party, in connection with the development of any GDF-8 Product or GDF-8 Derivative Product from the date on which such Party has formally determined (in such fashion as such determinations are customarily made with in such Party's organization) to undertake those preclinical activities necessary to support the filing of an IND (in the case of GI) or an INAD (in the case of MetaMorphix) until Regulatory Approval of such GDF-8 Product or GDF-8 Derivative Product is obtained for the indication under study, including, without limitation, animal toxicology studies, formulation research and development, manufacturing research and development and clinical studies. When used as a verb in such context, "Develop" shall mean to engage in Product Development.


2.        LICENSES AND OPTIONS.

         2.1 LICENSES GRANTED TO GI. To the extent not granted to GI under the 1999 Agreement, and subject to (i) the terms and conditions of this Agreement, (ii) the reservation of rights set forth in Section 6.6 of the 1999 Agreement and (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, MetaMorphix hereby grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this -Agreement (with a copy of such written agreement being provided to MetaMorphix) an exclusive, royalty-bearing license under the MetaMorphix GDF-8 Technology, including the right to grant sublicenses, (i) to make, have made, use, import, market, offer for sale and sell GDF-8 Licensed Products in the Territory, in each case only for use solely in the GI Field and (ii) to make, have made and use GDF-8 Licensed Products and MetaMorphix Excluded Products for GI's and/or its designated



CONFIDENTIAL                          -6-

                  Affiliates' internal research and development purposes (PROVIDED, HOWEVER, that no MetaMorphix Excluded Product may be the subject of a GI animal or clinical study without the express prior written consent of MetaMorphix, which may be withheld in its sole discretion). The license granted pursuant to this Section 2.1 shall continue in effect until the expiration of the last of the GDF-8 Patent Rights containing a Valid Claim licensed to GI under this Section 2.1, PROVIDED, HOWEVER, that thereafter, GI shall have a fully-paid, royalty free, perpetual, irrevocable non-exclusive license to use the MetaMorphix GDF-8 Know-How for any and all research, development and commercialization purposes.

         2.2 LICENSES GRANTED TO METAMORPHIX. To the extent not granted to MetaMorphix under the 1999 Agreement, and subject to (i) the terms and conditions of this Agreement, (ii) the reservation of rights set forth in Section 6.6 of the 1999 Agreement and
                  (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, GI hereby grants to MetaMorphix and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to GI) an exclusive (exclusive, even as to GI), royalty-bearing license under the GI GDF-8 Technology, including the right to grant sublicenses, (i) to make, have made, use, import, market, offer for sale and sell GDF-8 Licensed Products in the Territory, in each case only for use solely in the MetaMorphix Field and (ii) to make, have made and use GDF-8 Licensed Products and GI Excluded Products for MetaMorphix's and/or its designated Affiliates' internal research and development purposes (PROVIDED, HOWEVER, that no GI Excluded Product may be the subject of a MetaMorphix animal or clinical study without the express prior written consent of GI, which may be withheld in its sole discretion). The license granted pursuant to this Section 2.2 shall continue in effect until the expiration of the last of the GDF-8 Patent Rights containing a Valid Claim licensed to MetaMorphix under this
                  Section 2.1, PROVIDED, HOWEVER, that thereafter, MetaMorphix shall have a fully-paid, royalty free, perpetual, irrevocable non-exclusive license to use the GI GDF8 Know-How for any and all research, development and commercialization purposes.

         2.3 OPTION FOR CERTAIN EXCLUDED PRODUCTS. In the event that either GI or MetaMorphix develops or otherwise acquires rights to any Excluded Product and such Party determines, in its sole reasonable business judgment, that the inclusion by it of such Excluded Product within the license granted under Section 2.1 or Section 2.2, as the case may be, would not interfere with its product development and/or commercialization of such Excluded Product, such Party (the "Offering Party") agrees to extend to the other Party, by written notice, the opportunity to negotiate a royalty-bearing license to such Excluded Product, which license would (a) be restricted to the GI Field or the


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



                  MetaMorphix Field, as applicable, (b) provide for such royalties, reports, and records as are set forth in Section 4 herein (and otherwise incorporate the provisions of Sections 9, 10, and 11), and (c) may provide for reasonable parameters for clinical testing, regulatory approaches, and labeling requirements. Within thirty (30) days of receiving such notice, such other Party may elect to negotiate such an agreement (which shall become an amendment of this Agreement) by providing the Offering Party written notice of such election, in which event the Parties would promptly commence good faith negotiations of the license terms (as provided in this Section 2.3). If MetaMorphix and GI are unable to agree on the terms and conditions of such a license within ninety
                  (90) days after the Offering Party receives such notice from the other Party, the Offering Party shall thereafter not be free to grant such rights and licenses to any Third Party. This Section 2.3 is intended to amend and replace Section 6.9 of the 1999 Agreement with respect to the rights and obligations conferred upon GI and MetaMorphix thereunder and, as such, this Section 2.3 shall govern and control with respect to both this Agreement and the 1999 Agreement.

         2.4 RIGHTS LICENSED FROM THIRD PARTIES. In the event that the license to MetaMorphix or GI under Sections 2.1 or 2.2 includes rights acquired by the licensor Party from a Third Party (other than from JHU pursuant to the 1999 Agreement) which involve the payment of royalties, fees or other payments to such Third Party, the licensor Party shall notify the licensee Party of the obligation to make such payment(s). The licensee Party promptly shall elect in writing whether to exclude such Third Party rights from the licenses granted to it under this Agreement, and if the licensee Party fails to exclude such rights, it shall be fully responsible for the payment of any such royalties, fees and other payments to such Third Party as a result of its practice of the licenses granted to it hereunder.

         2.5      NONCOMPETE.

                  2.5.1 BY METAMORPHIX. MetaMorphix and GI agree that, for so long as the licenses granted to GI, under Section 2.1, with respect to the Product Development and commercialization of GDF-8 Licensed Products, remain in effect, MetaMorphix will not sell or otherwise distribute any GDF-8 Product or GDF-8 Derivative Product for use in the GI Field. The preceding sentence shall not apply to any products that MetaMorphix obtains, other than through the grant of rights under the 1999 Agreement, from a Third Party who has developed (or obtained from another Third Party who has developed) such products without infringing issued patents of GI included within the GI GDF-8 Patent Rights under this Agreement, which products were fully developed by or on behalf of such Third Party without the use of any of the GI GDF-8 Know-How or any Confidential Information of GI. GI's right to enforce this Section 2.5.1 shall not


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


                           be assignable, except to its Affiliates. This Section
                           2.5.1 is not  intended  as an  amendment  of  Section
                           6.8.1 of the 1999 Agreement but, rather, confers rights and obligations in addition to those set forth in Section 6.8.1 of the 1999 Agreement.

                  2.5.2 BY GI. GI and MetaMorphix agree that, for so long as the licenses granted to MetaMorphix, under Section 2.2, with respect to the Product Development and commercialization of GDF-8 Licensed Products, remain in effect, GI will not sell or otherwise distribute any GDF-8 Product or GDF-8 Derivative Product for use in the MetaMorphix Field. The preceding sentence shall not apply to any products that GI obtains, other than through the grant of rights under the 1999 Agreement, from a Third Party who has developed (or obtained from another Third Party who has developed) such products without infringing issued patents included within the MetaMorphix GDF-8 Patent Rights under this Agreement, which products were fully developed by or on behalf of such Third Party without the use of any of the MetaMorphix Know-How or any Confidential Information of MetaMorphix. MetaMorphix's right to enforce this Section 2.5.2 shall not be assignable, except to its Affiliates. This Section 2.5.2 is not intended as an amendment of
                           Section 6.8.2 of the 1999 Agreement but, rather, confers rights and obligations in addition to those set forth in Section 6.8.2 of the 1999 Agreement.

         2.6      HSR FILING AND APPROVALS.

                  2.6.1 HSR FILING. As soon as practicable (consistent with each Party's procedures for doing so, each of Wyeth and MetaMorphix shall determine, in its respective reasonable judgment, whether any filings are required under the HSR Act and shall notify the other Party of the determination so made. In the event either Party determines that such filings should be made, each of MetaMorphix and GI shall file, as soon as practicable thereafter, with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") the notification and report form (the "Report") required under the HSR Act with respect to the transactions as contemplated hereby and shall reasonably cooperate with the other Party to the extent necessary to assist the other Party in the preparation of its Report and to proceed to obtain necessary approvals under the HSR Act, including but not limited to the expiration or earlier termination of any and all applicable waiting periods required by the HSR Act. The Parties shall share equally in any fees required to be paid to any governmental agency in connection with making such filings and each Party shall bear its own expenses, including, without



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                           limitation,  legal fees,  incurred in connection with
                           preparing such filings.

                  2.6.2 METAMORPHIX'S AND GI'S OBLIGATIONS. Each of MetaMorphix and GI shall use its good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including, without limitation, cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested.

                  2.6.3 ADDITIONAL APPROVALS. MetaMorphix and GI will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest products or assets or materially change its business if doing so is a condition of
                           obtaining   approval  under  the  HSR  Act  or  other
                           governmental approvals of the transactions contemplated by this Agreement.



3. INFORMATION DISCLOSURE; EXCLUDED PRODUCTS.

         3.1 RESEARCH MANAGEMENT COMMITTEE. Within thirty (30) days of the Effective Date, the Parties shall reestablish a Research Management Committee ("RMC") consisting of an equal number of between two (2) and four (4) representatives of each Party. The sole functions of the RMC shall be to facilitate the exchange of ideas and information by GI and MetaMorphix under this Agreement. The RMC shall have no right to amend any provision of this Agreement. The RMC shall meet at least once during each calendar half-year (or more or less often as a majority of the members of the RMC may agree) during the term of this Agreement. Meetings of the RMC shall alternate between GI and MetaMorphix locations, provided that such meetings may also be held telephonically or by videoconference as determined by the members of the RMC.

         3.2 INFORMATION DISCLOSURE. Each of GI and MetaMorphix shall use its Commercially Reasonable Efforts to disclose, via exchange of information at


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                  meetings  of the  RMC  and  provision  of  reports  (if and as available),  to the  other  Party,  a summary  of those  GDF-8
                  Patent Rights and GDF-8 Know-How that has come into such Party's Control and has not been previously disclosed to the other Party. Upon important discoveries or advances being
                  made,   such  Party  shall   endeavor  to  disclose  such  new
                  information   prior   to  the   next   meeting   of  the  RMC.
                  Notwithstanding  the  foregoing,  it shall  not be a breach of
                  this   Agreement,   if  a  Party  has  used  its  good   faith
                  Commercially   Reasonable   Efforts  to  disclose  such  GDF-8
                  Know-How but has failed to disclose all such GDF-8 Know-How to the other Party (provided that, upon request by the receiving Party or awareness of the disclosing Party, such undisclosed information is then promptly disclosed). From time to time, upon request, a disclosing Party shall endeavor, but not be
                  obligated   to  provide  the   receiving   Party  with  sample
                  quantities  of  proteins  and other  materials  to assist  the
                  receiving   Party   in  its   assessment   of  the   disclosed
                  Confidential Information. Any GDF-8 Know-How disclosed or materials provided by a Party pursuant to this Section 3.2 or otherwise to the other Party shall be treated as Confidential Information of the disclosing Party in accordance with Article 7 hereof.

         3.3 EXCLUDED PRODUCTS. From time to time, each Party may, in good faith and by written notice to the other Party, designate certain GDF-8 Products and GDF-8 Derivative Products (other than, (i) in the case of GI making a designation, GDF-8 Products or GDF-8 Derivative Products consisting of compounds or compositions where such compounds or compositions are Controlled by MetaMorphix and are initially provided to GI by MetaMorphix under this Agreement or the 1999 Agreement and
                  (ii) in the case of MetaMorphix making a designation, GDF-8 Products or GDF-8 Derivative Products consisting of compounds or compositions where such compounds or compositions are Controlled by GI and are initially provided to MetaMorphix by GI under this Agreement or the 1999 Agreement), as either GI Excluded Products or MetaMorphix Excluded Products, as applicable. Such notice shall detail the rationale for such designation. A Party may designate a GDF-8 Product or a GDF-8 Derivative Product as either a GI Excluded Product or a MetaMorphix Excluded Product only if such Party (upon successful, in vivo, proof of concept) has initiated Product Development of such GDF-8 Product or GDF-8 Derivative Product, PROVIDED, HOWEVER, that upon designating any GDF-8 Product or GDF-8 Derivative Product as an Excluded Product, the designating Party may also designate as Excluded Products, a reasonable number of other GDF-8 Products or GDF-8 Derivative Products (as the case may be), which GDF-8 Products or GDF-8 Derivative Products not only are in the same chemical class or biological class as the GDF-8 Product or GDF- Derivative Product primarily selected as an Excluded Product, but also are intended be back-up candidates (to the extent customary in the pharmaceutical industry) for the primarily selected Excluded Product. For the sake of clarity, a Party may not designate a broad category of GDF-8 Products or GDF-8 Derivative


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


                  Products (e.g., all antibodies, or all compounds of a particular chemical class, or a biological class) as Excluded Products, merely because such Party has initiated Product Development of a GDF-8 Product or a GDF-8 Derivative Product within such category. A designated Excluded Product shall be only an active ingredient or a single molecule. Except to the extent provided otherwise in Section 2.4 above, during the term of this Agreement, MetaMorphix shall not develop or commercialize any GI Excluded Product in the MetaMorphix Field and GI shall not develop or commercialize any MetaMorphix Excluded Product in the GI Field.


4.        ROYALTIES.

         4.1 PAYABLE BY GI. GI shall pay to MetaMorphix, on a country by country basis, a royalty in the amount of two percent (2%) of the Net Sales of each GDF-8 Licensed Product sold in such country by or on behalf of GI, its Affiliates or sublicensees (other than MetaMorphix) pursuant to the licenses granted by MetaMorphix to GI hereunder. Such royalties shall be payable, on a country by country basis, for so long as the manufacture, use or sale of such GDF-8 Licensed Product in such country would, but for the licenses granted by MetaMorphix to GI hereunder, infringe a Valid Claim of a patent included within the MetaMorphix GDF-8 Patent Rights or the Joint GDF-8 Patent Rights licensed by MetaMorphix to GI hereunder and shall be incremental to any royalty payable under the 1999 Agreement, PROVIDED, HOWEVER, that the grant of rights under this Agreement shall not serve to extend the period of time during which royalties are payable under the 1999 Agreement.

         4.2      PAYABLE  BY  METAMORPHIX.  MetaMorphix  shall  pay to GI, on a country by country basis, a royalty in the amount of two percent (2%) of the Net Sales of each GDF-8 Licensed Product sold in such country by or on behalf of MetaMorphix, its Affiliates or sublicensees (other than GI) pursuant to the licenses granted by GI to MetaMorphix hereunder. Such royalties shall be payable, on a country by country basis, for so long as the manufacture, use or sale of such GDF-8 Licensed Product in such country would, but for the licenses granted by GI to MetaMorphix hereunder, infringe a Valid Claim of a patent included within the GI GDF-8 Patent Rights or the Joint GDF-8 Patent Rights licensed by GI to MetaMorphix hereunder and shall be incremental to any royalty payable under the 1999 Agreement, PROVIDED, HOWEVER, that the grant of rights under this Agreement shall not serve to extend the period of time during which royalties are payable under the 1999 Agreement.




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


         4.3      ROYALTY CALCULATIONS.

                  4.3.1 COUNTRY-BY-COUNTRY BASIS. For each GDF-8 Licensed Product, royalties shall be payable by a Party on a country-by-country basis solely with respect to Net Sales for any country where such GDF-8 Licensed Product is manufactured or sold in which there is a Valid Claim under the applicable GDF-8 Patent Rights. However, for sales of a GDF-8 Licensed Product which is manufactured in a country in which there is a Valid Claim under the applicable GDF-8 Patent Rights, but sold in a country where there is no existing Valid Claim under the applicable GDF-8 Patent Rights, the royalties payable hereunder by the Parties for sales in that country shall be reduced by fifty percent (50%) if products are being sold in that country which directly compete with such GDF-8 Licensed Product.

                  4.3.2 ADVANCED PRODUCTS. For GDF-8 Licensed Products which are not finished formulations, mixtures or compositions of GDF-8 (that is, for GDF-8 Licensed Products which could not have been developed by a Party but for the application of substantial advanced technologies developed by that Party (including, without limitation, GDF-8 Licensed Products which are antibodies, antisense molecules or ribozymes to, GDF-8), the royalty payable hereunder by that developing Party on Net Sales of that GDF-8 Licensed Product shall be reduced to reflect the fair market value contribution of that advanced technology to the GDF-8 Licensed Product, as determined by mutual agreement of the Parties. In the event that the Parties are unable to calculate or agree upon the fair market value contribution of the advanced technology to the GDF-8 Licensed Product, then the royalty payable by the developing Party on Net Sales of that GDF-8 Licensed Product shall be reduced by fifty percent (50%).

                  4.3.3 THIRD PARTY ROYALTIES. If it becomes necessary, in order for a Party or its Affiliates or sublicensees to make, use or sell any GDF-8 Licensed Product, to pay royalties under a Third Party's patent rights (including amounts, if any, payable to Third Parties under Section 2.4, above; and with respect to MetaMorphix, excluding amount payable by MetaMorphix to GI under this Agreement or to JHU and/or GI under the 1999 Agreement; and with respect to GI, excluding amount payable by GI to MetaMorphix under this Agreement or to MetaMorphix and/or JHU under the 1999 Agreement), then the licensee Party shall have the right to deduct fifty percent (50%) of the amounts so paid to Third Parties up to a total of fifty percent (50%) of the amount due hereunder to the licensor
                           Party on account of such particular GDF-8 Licensed Product.

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


                  4.3.4 LIMITATION ON ROYALTY DEDUCTIONS. Total royalty deductions under this Section 4.3 shall not exceed fifty percent (50%) of the amount due the licensor Party on account of Net Sales of the GDF-8 Licensed Product, for which royalty payments are owed.

         4.4 REPORTS AND PAYMENT. Each Party shall deliver to the Party to which royalties are owed hereunder, within sixty (60) days after the end of each calendar quarter, a written report showing its computation of royalties due under this Agreement upon Net Sales by such Party, its Affiliates and sublicensees during such calendar quarter. All Net Sales shall be segmented in each such report according to sales by such Party, each Affiliate and each sublicensee, as well as on a country-by-country basis, including the rates of exchange used to convert such royalties to United States Dollars from the currency in which such sales were made. Subject to the provisions of Sections 4.5 and 4.6 of this Agreement, simultaneously with the delivery of each such report, the paying Party shall tender payment in United States Dollars of all royalties shown to be due therein. Such reports may be combined with any report to be submitted by such Party to the other Party pursuant to the 1999 Agreement, provided, that such combined report separately states the amounts payable under the 1999 Agreement and the amounts payable under this Agreement. For purposes hereof, the rates of exchange to be used for converting royalties hereunder to United States Dollars shall be the closing price published for the purchase of United States Dollars in the East Coast Edition of the Wall Street Journal for the last business day of the calendar quarter for which payment is due.

         4.5 FOREIGN ROYALTIES. Where royalties are due hereunder for sales of GDF-8 Licensed Products in a country where, by reason of currency regulations or taxes of any kind, it is impossible or illegal for such Party, any Affiliate or sublicensee to transfer royalty payments to the licensor Party for Net Sales in that country, such royalties shall be deposited in whatever currency is allowable by the person or entity not able to make the transfer for the benefit or credit of the licensor Party in an accredited bank in that country that is reasonably acceptable to the licensor Party.

         4.6 TAXES. Any and all income or similar taxes imposed or levied on account of the receipt of royalties payable under this Agreement which are required to be withheld by a Party shall be paid by such Party, its Affiliates or sublicensees on behalf of the licensor Party and shall be paid to the proper taxing authority. Proof of payment shall be secured and sent to the licensor Party by such Party, its Affiliates or sublicensees as evidence of such payment in such form as required by the tax authorities having jurisdiction over such Party, its Affiliates or sublicensees. Such taxes shall be deducted from the royalty that would otherwise be remittable hereunder by the Party, its Affiliates or sublicensees.



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


          4.7 RECORDS. Each Party shall keep, and shall require all Affiliates and sublicensees to keep, for a period of at least two (2) years, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable by such Party hereunder. During the term of this Agreement and for a period of two (2) years following its termination, each Party shall have the right from time to time (not to exceed once during each calendar year) to inspect in confidence, or have an agent, accountant or other representative inspect in confidence, such books, records and supporting data.


5.       PRODUCT DEVELOPMENT AND COMMERCIALIZATION.

          5.1 DILIGENCE OBLIGATIONS. GI and MetaMorphix each shall have no diligence obligations with respect to the Product Development or commercialization of any GDF-8 Licensed Product over and above those set forth in the 1999 Agreement.


6.       PATENT PROSECUTION AND INFRINGEMENT.

         6.1      RESPONSIBILITY FOR PATENTING GDF-8 PATENT RIGHTS.

                  6.1.1 GI GDF-8 PATENT RIGHTS AND CERTAIN JOINT GDF-8 PATENT RIGHTS. Subject to the rights and obligations of each of the Parties and JHU under the 1999 Agreement, GI shall have the first right, but not the obligation, to seek or continue to seek or maintain Patent protection on any GI GDF-8 Patent Rights and any Joint GDF-8 Patent Rights, in any country. If GI elects, in any country not to seek or continue to seek or maintain Patent protection on any such GDF-8 Patent Rights, to the extent the manufacture use or sale, by MetaMorphix, of a GDF-8 Licensed Product would infringe such GDF-8 Patent Rights in such country, MetaMorphix shall have the right, but not the obligation, at its expense, to file, procure and maintain in such country(ies) such GDF-8 Patent Rights.

                  6.1.2 METAMORPHIX GDF-8 PATENT RIGHTS. Subject to the rights and obligations of the Parties and JHU under the 1999 Agreement, MetaMorphix shall have the first right, but not the obligation, to seek or continue to seek - or maintain Patent protection on any MetaMorphix GDF-8 Patent Rights in any country. If MetaMorphix elects not to seek or continue to seek or maintain Patent protection on any MetaMorphix GDF-8 Patent Rights in any country, GI shall have the right, but not the obligation, at its expense, to file, procure and maintain in such country(ies) such MetaMorphix GDF-8 Patent Rights.


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


                  6.1.3 PATENT COOPERATION. Each Party shall advise the other Party of all decisions taken under this Section 6.1 in a timely manner in order to allow the other Party to protect its rights under this Section 6.1. Each Party shall provide the other Party with copies of all substantive communications from all patent offices regarding any GDF-8 Patent Rights, promptly after the receipt thereof. Each Party shall provide the other Party with copies of all proposed substantive communications to such patent offices regarding the GDF-8 Patent Rights in sufficient time before the due date in order to enable the other applicable Party an opportunity to comment on the content thereof. Each Party shall make available to the other Party, or its authorized attorneys, agents or representatives, such of its employees whom the other applicable Party, in its reasonable judgment, deems necessary in order to assist it in obtaining Patent protection for the applicable GDF-8 Patent Rights, in the event the Party with first rights to seek or continue to seek or maintain Patent protection on any such GDF-8Patent Rights chooses not to do so. Each Party shall sign or use its best efforts to have signed all legal documents necessary to file and prosecute Patents or to obtain or maintain Patents at no cost to the other Party. Each Party shall bear all costs incurred by it in exercising the foregoing rights.

                  6.1.4 INTERFERENCES. The Parties shall each, in good faith, use its respective Commercially Reasonable Efforts to resolve any patent interferences between any of the Parties relating to Patents directed to GDF-8 or any GDF-8 Licensed Product.

         6.2      INFRINGEMENT.

                  6.2.1 NOTICE. Each Party shall promptly report in writing to the other Party during the term of this Agreement any (i) known infringement or suspected infringement of any of the GDF-8 Patent Rights or (ii) unauthorized use or misappropriation of the other Party's Confidential Information by a Third Party of which it becomes aware, and shall provide the other Parties with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation.

                  6.2.2 FIRST RIGHT TO INITIATE SUITS. Subject to the rights and obligations of the Parties under the 1999 Agreement, MetaMorphix shall have the first right to initiate an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any of the MetaMorphix GDF-8 Patent Rights licensed to GI hereunder or of using without proper authorization all or any of MetaMorphix's Confidential Information, where such infringement,

CONFIDENTIAL                          -16-
                           suspected infringement or unauthorized use is determined by MetaMorphix to have an adverse affect on its ability to make, have made, use and/or sell GDF-8 Licensed Products, PROVIDED, HOWEVER, that GI shall have the first right to initiate such infringement or other appropriate suit against any such Third Party, where the actual or suspected infringement is occurring only in the GI Field. GI shall have the first right to initiate an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any of the GI GDF-8 Patent Rights licensed to MetaMorphix hereunder or the Joint GDF-8 Patent Rights, or of using without proper authorization all or any of GI's Confidential Information, where such infringement, suspected infringement or unauthorized use is determined by GI to have an adverse affect on its ability to make, have made, use and/or sell GDF-8 Licensed Products. GI and MetaMorphix agree to consult with each other prior to instituting any such suit and to provide the other Party a reasonable opportunity to participate, at its own expense, in any such suit to protect its respective interests.

                  6.2.3 RIGHT TO PARTICIPATE IN SUIT. The Party initiating a suit pursuant to Section 6.2.2 above (the "first Party") shall give the other Party (the "second Party") sufficient advance notice of its intent to file said suit and the reasons therefor, and shall provide the second Party with an opportunity to make suggestions and comments regarding such suit, including, without limitation, the initiation thereof and the selection of counsel therefor. The first Party shall keep the second Party promptly informed, and shall from time to time consult with the second Party regarding the status of any such suit and shall provide the second Party with copies of all documents filed in, and all written communications relating to, such suit. Except as provided herein, the first Party shall have the sole and exclusive right to select counsel for any suit and shall pay all expenses of the suit, including without limitation attorneys' fees and court costs. The second Party, in its sole discretion, may elect, within sixty (60) days after the commencement of such litigation, to contribute a fixed percentage of up to fifty percent (50%) of the costs incurred by the first Party in connection with such litigation, including, without limitation, reimbursement of the first Party's expenses hereunder. If it so elects, any damages, royalties, settlement fees or other consideration received by the first Party or any of its Affiliates for past infringement or misappropriation as a result of such litigation shall be shared by the first and second Parties pro-rata based on their respective sharing of the costs of such litigation, subject to Section 6.2.5, below. In the event that the second Party elects not to contribute to the costs of such litigation, the first Party and/or its Affiliates shall be entitled to retain any damages, royalties, settlement



CONFIDENTIAL                          -17-
                           fees or other consideration for past infringement or misappropriation resulting therefrom, subject to
                           Section 6.2.5, below. If necessary or desirable, the second Party shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. The second Party shall offer reasonable assistance to the first Party in connection therewith at no charge to the first Party except for reimbursement of reasonable out-of-pocket expenses. The second Party shall have the right to participate and be represented in any such suit by its own counsel at its own expense. The first Party shall not settle any such suit involving rights of the second Party without obtaining the prior written consent of the second Party, which consent shall not be unreasonably withheld or delayed.

                  6.2.4 SECOND RIGHT TO INITIATE SUIT. In the event that the first Party elects not to initiate an infringement or other appropriate suit pursuant to Sections 6.2.2, above, as applicable, the first Party shall promptly advise the second Party of its intent not to initiate such suit, and the second Party shall have the right, at its expense, of initiating an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any of the GDF8 Patent Rights or of using without proper authorization all or any portion of such Party's Confidential Information. In exercising its rights pursuant to this Section 6. 2. 4, the second Party shall have the sole and exclusive right to select counsel and shall, except as provided below, pay all expenses of the suit including without limitation attorneys' fees and court costs. The first Party, in its sole discretion, may elect, within sixty (60) days after the commencement of such litigation, to contribute a fixed percentage of up to fifty percent (50%) of the costs incurred by the second Party in connection with such litigation, including, without limitation, reimbursement of the second Party's expenses hereunder. If it so elects, any damages, royalties, settlement fees or other consideration received by the second Party or any of its Affiliates for past infringement or misappropriation as a result of such litigation shall be shared by the second and first Parties pro-rata based on their respective sharing of the costs of such litigation, subject to Section 6. 2. 5, below. In the event that the first Party elects not to contribute to the costs of such litigation, the second Party and/or its Affiliates shall be entitled to retain any damages, royalties, settlement fees or other consideration for past infringement or
                           misappropriation  resulting  therefrom,   subject  to
                           Section 6.2.5, below. If necessary or desirable, the first Party shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as a result of being a named party to the suit. At the second Party's request, the first Party shall offer reasonable assistance to the second


CONFIDENTIAL                          -18-

                           Party in connection therewith at no charge to the second Party except for reimbursement of reasonable out-of-pocket expenses. The first Party shall have the right to participate and be represented in any such suit by its own counsel at its own expense.

                  6.2.5 ROYALTY DEDUCTION. Any damages, royalties, settlement fees or other consideration for past infringement or misappropriation awarded to and/or collected by a Party (or Parties) resulting from an infringement or other appropriate suit against a Third Party or a settlement thereof shall, after deduction of all costs and expenses associated with such suit or settlement, be deemed to reflect a loss of commercial sales, and royalties shall be payable thereon to the Party (or Parties) to which royalties would have been owed under Section 4.1 of this Agreement, provided that such Party is not otherwise entitled to receive a portion of any recovery other than reimbursement of its litigation expenses) obtained from such suit or settlement pursuant to this Section 6.2.

         6.3      CLAIMED INFRINGEMENT.

                  6.3.1 NOTICE; COOPERATION. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party or any of their respective Affiliates or sub licensees, claiming infringement of its patent rights or copyrights or unauthorized use or misappropriation of its Confidential Information, based upon an assertion or claim arising out of the manufacture, use and/or sale of any GDF-8 Product pursuant to the licenses granted under this Agreement, such Party shall promptly notify the other Parties of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party.

                  6.3.2 LIMITATION OF LIABILITY. EXCEPT FOR BREACHES OF SECTIONS 8.1, 8.2 AND 8.3 OF THIS AGREEMENT, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF THE PARTIES IN THE CASE OF ANY CLAIMED INFRINGEMENT OR VIOLATION OF ANY THIRD PARTY'S PATENT RIGHTS OR COPYRIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY'S KNOW-HOW.



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



7. CONFIDENTIAL INFORMATION.

          7.1 NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Neither Party may directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any person outside its organization any of the other Party's Confidential Information received hereunder. Each Party may disclose the other Party's Confidential Information to persons within its organization and to its Affiliates and sublicensees who/which have a need to receive such Confidential Information in order to further the purposes of this Agreement and who/which are bound to protect the confidentiality of such Confidential Information, as set forth in Section 7.3 below. Each Party may disclose the other Party's Confidential Information to a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to the other Party.

          7.2 USE OF CONFIDENTIAL INFORMATION. Each Party shall use the other Party's Confidential Information solely for the purposes contemplated in this Agreement or for such other purposes as may be agreed upon by the Parties in writing.

          7.3 AGREEMENTS WITH PERSONNEL AND THIRD PARTIES. The Parties have or shall obtain agreements with all personnel and Third Parties who will have access to the other Party's Confidential Information which impose on such personnel and Third Parties confidentiality and non-use obligations which are no less restrictive than those that are set forth in this Agreement.

           7.4    PUBLICATIONS.

                  7.4.1 RIGHT TO PUBLISH. Any Party may publish any manuscripts or other scientific papers on work conducted exclusively by that Party without the written consent of the other Parties. However, a Party may not publish (or permit a Third Party to publish) any manuscript or other scientific paper that discloses or uses any Confidential Information of another Party without first obtaining that other Party's written consent; and a Party may not publish any manuscript or other scientific paper that would prejudice any Patent rights of another Party (including, without limitation, prospective Patent rights) without first complying with the provisions of this Section 7.4 and Section 6.1, above.

                   7.4.2 NOTICE AND REVIEW. In order to balance the Parties' interests in securing Patents covering the GDF-8 Patent Rights with each Party's right to publish any manuscripts or other scientific papers on work relating directly and exclusively to GDF-8 or GDF-8 Products which work is conducted solely by or on behalf of that Party, prior to the


CONFIDENTIAL                          -20-
                           publication or other public disclosure of any manuscripts or other form of disclosure describing the results of its work hereunder, the publishing Party shall provide (a) the data to be disclosed in that manuscript or other form of public disclosure to the other Party as soon as practicable, but at least four (4) weeks prior to intended submission for publication or other method of public disclosure, (b) a copy of the draft manuscript to be published, or a detailed summary of any other public disclosure to the other Parties as soon as practicable, but at least two (2) weeks prior to intended submission for publication or other method of public disclosure, (c) a copy of the completed manuscript or other form of public disclosure at the time of submission and (d) a copy of any reviewer's comments on the manuscript or other form of public disclosure with a revised copy thereof at least two (2) weeks prior to publication.

                  7.4.3 DELETION OF CONFIDENTIAL INFORMATION; PATENT PROTECTION. A Party may request that the publishing Party delete from its manuscripts or other scientific papers or other forms of public disclosure reference to that Party's Confidential Information. In addition, if a Party notifies another Party that it desires patent applications to be filed claiming inventions that would be included within the GDF-8 Patent Rights once filed, which patent application contains information to be disclosed by that other Party in a public forum other than in manuscripts or other scientific papers, the presenting Party will defer such presentation for a period, not to exceed thirty (30) additional days, sufficient to permit the Party with rights to file any desired patent applications to do so.


8. REPRESENTATION AND WARRANTIES.

         8.1 REPRESENTATIONS AND WARRANTIES OF GI AND METAMORPHIX. As of the Effective Date, each of GI and MetaMorphix hereby represents, warrants and covenants to the other Party hereto as follows:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

                  (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

                  (c)      it has the power and authority to execute and deliver
                           this   Agreement  and  to  perform  its   obligations
                           hereunder;


CONFIDENTIAL                          -21-

                  (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property;
                           (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

                  (e)      it  shall at all  times  comply  with all  applicable
                           material  laws  and   regulations   relating  to  its
                           activities under this Agreement.

          8.2     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF GI.

                 8.2.1 PATENT RIGHTS AND KNOW-HOW. To the best of GI's knowledge, information and belief, GI represents and warrants that it owns or has exclusive (except to the extent otherwise provided in the 1999 Agreement)
                          rights to the GI GDF-8 Patent Rights and GI GDF-8 Know-How in existence on the Effective Date and/or has the right to grant the licenses under the GI GDF-8 Patent Rights and to the GI GDF-8 Know-How in existence on the Effective Date subject to the terms of this Agreement. The foregoing representation and warranty shall not be construed as a warranty as to the scope and/or validity of any claims in the GI GDF-8 Patent Rights.

                  8.2.2 NO CONFLICTING AGREEMENTS. GI represents and warrants that the execution of, and performance of the transactions contemplated by, this Agreement will not conflict with or result in any breach of any of the teens, conditions or provisions of, or constitute a default under, any agreement to which GI is a party or by which GI is bound.

          8.3     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF METAMORPHIX.

                 8.3.1 PATENT RIGHTS AND KNOW-HOW. To the best of MetaMorphix' knowledge, information and belief, MetaMorphix represents and warrants that it owns or has exclusive (except to the extent otherwise provided in the 1999 Agreement) rights to the MetaMorphix GDF-8 Patent Rights and MetaMorphix GDF-8 Know-How in existence on the Effective Date and/or has the right to grant the licenses under the MetaMorphix GDF-8 Patent Rights and to the MetaMorphix GDF-8 Know-How in existence on the Effective Date subject to the terms of this Agreement. The foregoing representation and warranty shall not be construed as a warranty as to the scope and/or validity of any claims in the MetaMorphix GDF-8 Patent Rights.

CONFIDENTIAL                          -22-

                  8.3.2 NO CONFLICTING AGREEMENTS. MetaMorphix represents and warrants that the execution of, and performance of the transactions contemplated by, this Agreement will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement to which MetaMorphix is a party or by which MetaMorphix is bound.

          8.4 REPRESENTATION BY LEGAL COUNSEL. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such teens and provisions.

         8.5 MATERIALITY. EACH PARTY EXPRESSLY WAIVES ANY RIGHTS TO SEEK DAMAGES OR OTHER RELIEF FOR BREACH OF THE REPRESENTATIONS AND WARRANTIES IN SECTIONS 8.1, 8.2 AND 8.3 UNLESS SUCH BREACH HAS A MATERIAL AND ADVERSE EFFECT ON SUCH PARTY.

         8.6 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.


9. PRODUCT LIABILITY INDEMNIFICATION.

          9.1 METAMORPHIX INDEMNIFICATION. MetaMorphix agrees to defend GI and ITS respective Affiliates, sublicensees, agents, directors, officers, employees, students and licensees of rights to a GDF-8 Licensed Product, as applicable (the "indemnitees") (other than in settlement of a claim of infringement), at MetaMorphix' cost and expense, and will indemnify and hold harmless such indemnitees from and against any and all liabilities, losses, costs, damages, fees, or expenses claimed by or paid to a Third Party attributable to injury to persons or damage to property (collectively, "Losses") arising out of or in connection with the manufacture, use and/or sale of any GDF-8 Licensed Product by MetaMorphix, its -Affiliates, or sublicensees (other than GI); provided that such Losses do not arise out of the gross negligence or willful misconduct of GI or any GI indemnitee. MetaMorphix's indemnification obligations under this Section
                  9.1 shall be applicable only to the extent not covered by MetaMorphix's indemnification obligations under the 1999 Agreement.



CONFIDENTIAL                          -23-

         9.2 GI INDEMNIFICATION. GI agrees to defend MetaMorphix and its respective Affiliates, permitted sublicensees, agents, directors, officers, employees, students and licensees of rights to a GDF-8 Licensed Product, as applicable (the "indemnitees") (other than in settlement of a claim of infringement), at GI's cost and expense, and will indemnify and hold harmless such indemnitees from and against any and all Losses arising out of or in connection with the manufacture, use and/or sale of any GDF-8 Licensed Product by GI, its Affiliates, or sublicensees (other than MetaMorphix); provided that such Losses do not arise out of the gross negligence or willful misconduct of MetaMorphix or any MetaMorphix indemnitee. GI's indemnification obligations under this Section 9.2 shall be applicable only to the extent not covered by GI's indemnification obligations under the 1999 Agreement.

         9.3 NOTICE; COOPERATION. In the event of any such indemnifiable claim, the indemnified Party shall promptly notify the indemnifying Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The indemnified Party shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs, or expenses incurred by the indemnified Party without the indemnifying Party's written consent, such consent to be promptly given and not unreasonably withheld.

         9.4 LIABILITY LIMITATION. Neither GI nor MetaMorphix shall be liable for special, incidental or consequential damages or for loss of profit or lost revenue, even another Party had been advised of the possibility of such damages.

         9.5 INSURANCE. Prior to initial human testing or first commercial sale of any GDF-8 Product in any particular country by a Party, such Party shall secure and maintain at its own expense during the term of this Agreement either self insurance or an insurance policy or policies with an insurer or insurers acceptable to the other Parties, in either case, protecting the Parties against any and all risks typically insured against by businesses comparable to the Party, including without limitation general and products liability, arising or occurring upon or in connection with each Party's business. Such policy or policies shall include general and products liability coverage in an amount typically secured by businesses comparable to the Party. Each Party shall furnish the other Party with certificates evidencing all such insurance. Each Party shall name the other Party and JHU as additional insured in such policy or policies.




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



10.      TERM AND TERMINATION.

         10.1 TERM. This Agreement shall remain in effect until terminated in accordance with the provisions of this Section 10 or until the last to expire of any of the exclusive licenses granted pursuant to this Agreement.

         10.2 TERMINATION FOR BREACH. In the event that a Party shall be in default of any of its material obligations to another Party hereunder, and shall fail to remedy any such default within sixty (60) days after notice thereof by the non-breaching Party to whom such obligations are owed, such non-breaching Party shall, by written notice to the other Party, be entitled to terminate the rights it granted to the breaching Party under this Agreement and its obligations to the breaching Party under this Agreement. Any such notice shall specifically describe the alleged default and expressly state that the non-breaching Party intends to terminate the rights it has granted to the breaching Party under this Agreement in the event that the breaching Party shall fail to remedy the default. Upon any termination of this Agreement pursuant to this Section 10.2, the Parties shall not be relieved of any obligations incurred prior to such termination. Notwithstanding the foregoing, a termination of this Agreement under this Section 10.2 shall have no effect on the 1999 Agreement and any termination of the 1999 Agreement under
                  Section 14.2 thereof shall have no effect on this Agreement.

         10.3 SURVIVAL OF OBLIGATIONS; RETURN OF CONFIDENTIAL INFORMATION. Notwithstanding any termination of this Agreement, the obligations of the Parties under Sections 7, 9, 10.3, 11.1,
                  11.6 and 11.15 as well as under any other provisions which by their nature are intended to survive any such termination, shall survive and continue to be enforceable. Upon any termination of this Agreement pursuant to Section 10.2 hereof, the breaching Party shall promptly return to the non-breaching Party all written Confidential Information, and all copies thereof, of the non-breaching Party, which is not covered by a license surviving such termination.


11.      MISCELLANEOUS.

         11.1 PUBLICITY. No Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the prior written approval of the other Parties, which approval shall not be unreasonably withheld, except as otherwise required by law. It is expressly understood that nothing in this Section 11.1 shall prevent a Party from making a disclosure in connection with any required filings with the Securities and Exchange Commission or in connection with the offering of securities or any financing. In addition, neither GI nor MetaMorphix shall use the name of the other Party in any advertising,


CONFIDENTIAL                          -25-
                  promotional, sales literature or fundraising documents without the prior written consent of such other Party.

         11.2     EXPORT  CONTROL.  The Parties  acknowledge  that the export of technical  data,  materials,  or  products  is  subject to the exporting Party receiving the necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls that are beyond the reasonable control of either Party. The Parties agree that regardless of any disclosure made by the Party receiving an export of an ultimate destination of any technical data, materials, or products, the receiving Party will not reexport either directly or indirectly, any technical data, material, or products without first obtaining the applicable validated or general license from the United States Department of Commerce, United States Food and Drug Administration, and/or any other agency or department of the United States Government, as required. The receiving Party shall provide the exporting Party with any information, materials, certifications, or other documents which may be reasonably required in connection with such exports under the Export Administration Act of 1979, as amended, its rules and regulations, the Federal Food, Drug and Cosmetic Act, and other applicable export laws.

         11.3 CONDUCT OF STUDIES. All studies, research and testing done by or on behalf of each Party under this Agreement shall be performed in strict compliance with any applicable federal, state, or local laws, rules, and regulations governing the conduct of studies, research, and testing at the site where such studies, research, and testing are being conducted.

         11.4 NO IMPLIED LICENSES. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

         11.5 NO AGENCY. Nothing herein shall be deemed to constitute any Party as the agent or representative of the other Parties, or the Parties as joint venturers or partners for any purpose. Each Party shall be an independent contractor, not an employee or partner of the other Parties, and the manner in which each Party renders its services under this Agreement shall be within its sole discretion. No Party shall be responsible for the acts or omissions of the other Parties, and no Party will have authority to speak for, represent or obligate the other Parties in any way without prior written authority from the other Party or Parties.

         11.6 NOTICE. All notices required under this Agreement to be given by one Party to another shall be in writing and shall be given by addressing the same to the other at the address or facsimile number set forth below, or at such other addresses or facsimile numbers as the Parties may specify in writing. All notices shall become effective when deposited in the United States Mail with proper postage for first class registered or certified mail prepaid, return


CONFIDENTIAL                          -26-
                  receipt requested, or when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by facsimile.

                 If to GI:
                                   Genetics Institute, Inc. 87
                                   CambridgePark Drive Cambridge,
                                   Massachusetts 02140
                                   Telecopier: (617) 876-5851
                                   Attn: Legal Department

                 If to MetaMorphix:
                                   MetaMorphix, Inc.
                                   8510A Corridor Road
                                   Savage, Maryland 20763
                                   Telecopier: (301) 617-9075
                                   Attn: President

                 with copies to:
                                    Wyeth
                                    5 Giralda Farms
                                    Madison, New Jersey 07940.
                                    Telecopier: (973) 660-7156
                                    Attn: General Counsel

                                    and

                                    Shapiro Sher Guinot & Sandler
                                    36 South Charles Street - Suite 2000
                                    Baltimore,  MD 21201-3147
                                    Telecopier: (410) 539-7611
                                    Attn: William E. Carlson, Esq.

         11.7 ASSIGNMENT. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by any Party without the prior written consent of the other Parties, except that (a) upon notice to the other Party, GI may assign this Agreement to an Affiliate controlled by GI, and MetaMorphix may assign this Agreement to an Affiliate which is majority controlled by MetaMorphix, provided that each such Party remains primarily liable and/or responsible for the performance of such obligations and such controlled Affiliate, and provided further that such controlled Affiliate agrees to be bound to the terms and conditions of this Agreement and (b) upon notice to the other Party, GI may assign this Agreement in connection with the merger, consolidation or sale of all or substantially all of GI's assets and MetaMorphix may assign this Agreement in connection with the merger, consolidation or sale of all or substantially all of MetaMorphix' assets.


CONFIDENTIAL                          -27-

         11.8 ENTIRE AGREEMENT. This Agreement and the exhibits and schedules attached hereto, together, constitute the entire agreement of the Parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between the Parties. Notwithstanding the foregoing, the Parties hereby acknowledge and agree that the 1999 Agreement shall remain in full force and effect in accordance with the terms and conditions set forth therein except to the extent expressly amended hereby and that this Agreement is in addition to and should be interpreted in light of the rights and obligations of each of the Parties under the 1999 Agreement.

         11.9 NO MODIFICATION. This Agreement may be changed only by a writing signed by the Parties.

         11.10 HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

         11.11 WAIVER. The waiver by any Party of a breach or a default of any provision of this Agreement by another Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of any Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power, or privilege by such Party.

         11.12 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad or invalid, illegal or unenforceable in any jurisdiction, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law in conformance with its original intent.

         11.13 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

         11.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


CONFIDENTIAL                          -28-

         11.15 APPLICABLE LAW. This Agreement shall in all events and for all purposes be governed by, and construed in accordance with, the law of the State of Maryland without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.


                  IN WITNESS WHEREOF, duly-authorized representatives of the parties have signed this Agreement as a document under seal as of the Effective Date.

GENETICS INSTITUTE, LLC           METAMORPHIX,INC.



By: /s/ Ronald W. Alice           By:      /s/ Edwin C. Quattlebaum
         Ronald W. Alice                   Edwin C. Quattlebaum, Ph.D.
         Vice President                    President and Chief Executive Officer







CONFIDENTIAL                          -29-

                                                EXHIBIT 1.2.10

                                             GI EXCLUDED PRODUCTS
                                             --------------------


                                          None as of Effective Date.


CONFIDENTIAL

                                 EXHIBIT 1.2.12

                             GI GDF-8 PATENT RIGHTS
                             ----------------------

--------------------------------------------------------------------------------
   WYETH         PATENT/APP #      TITLE        COUNTRY       STATUS      FILED
  DOCKET #
--------------------------------------------------------------------------------
    ***               ***          ***             US         Filed     02/08/02

--------------------------------------------------------------------------------
    ***               ***          ***            PCT         Filed     02/08/02

--------------------------------------------------------------------------------
    ***               ***          ***         Argentina      Filed     02/08/02
--------------------------------------------------------------------------------
    ***               ***          ***           Chile        Filed     02/07/02
--------------------------------------------------------------------------------
    ***               ***          ***           Taiwan       Filed     02/07/02
--------------------------------------------------------------------------------
    ***               ***          ***         Venezuela      Filed     02/08/02
                                                   I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ***                            ***             US         Filed     09/26/02
--------------------------------------------------------------------------------
    ***                            ***            PCT         Filed     09/26/02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ***               ***          ***             US         Filed     02/21/02
--------------------------------------------------------------------------------
    ***               ***          ***             US         Filed     02/21/02
--------------------------------------------------------------------------------


CONFIDENTIAL

                                 EXHIBIT 1.2.15

                            JOINT GDF-8 PATENT RIGHTS



                           None as of Effective Date.

CONFIDENTIAL

                                 EXHIBIT 1.2.16

                          METAMORPHIX EXCLUDED PRODUCTS



                            None as of Effective Date

CONFIDENTIAL

                                 EXHIBIT 1.2.18

                         METAMORPHIX GDF-8 PATENT RIGHTS
                         -------------------------------

-------------------------------------------------------------------------------
 PATENT / APP #              TITLE                COUNTRY            STATUS
-------------------------------------------------------------------------------
      ***             ***                           US               Issued
-------------------------------------------------------------------------------
      ***             ***                        Argentina          Pending
-------------------------------------------------------------------------------
      ***             ***                         Brazil            Pending
-------------------------------------------------------------------------------
      ***             ***                         Canada            Pending
-------------------------------------------------------------------------------
      ***             ***                         Europe            Pending
-------------------------------------------------------------------------------
      ***             ***                          Japan            Pending
-------------------------------------------------------------------------------
      ***             ***                         Mexico            Pending
-------------------------------------------------------------------------------
      ***             ***                       New Zealand         Pending
-------------------------------------------------------------------------------
      ***             ***                      South Africa          Issued
-------------------------------------------------------------------------------
      ***             ***                           US              Pending
-------------------------------------------------------------------------------
      ***             ***                          World           Published
-------------------------------------------------------------------------------
      ***             ***                          World           Published
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      ***             ***                           US              Pending
-------------------------------------------------------------------------------
      ***             ***                         Canada            Pending
-------------------------------------------------------------------------------
      ***             ***                         Europe            Pending
-------------------------------------------------------------------------------
      ***             ***                          Japan            Pending
-------------------------------------------------------------------------------
      ***             ***                           US              Pending
-------------------------------------------------------------------------------
      ***             ***                          World            Pending
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      ***             ***                           US              Pending
-------------------------------------------------------------------------------
      ***             ***                        Australia          National
-------------------------------------------------------------------------------
      ***             ***                         Brazil            Pending
-------------------------------------------------------------------------------
      ***             ***                         Canada            Pending
-------------------------------------------------------------------------------
      ***             ***                          China           Published
-------------------------------------------------------------------------------
      ***             ***                         Europe           Published
-------------------------------------------------------------------------------
      ***             ***                          Japan            National
                                                                     Phase
-------------------------------------------------------------------------------


CONFIDENTIAL

                                 EXHIBIT 1.2.18

                         METAMORPHIX GDF-8 PATENT RIGHTS
                         -------------------------------

-------------------------------------------------------------------------------
 PATENT / APP #              TITLE                COUNTRY            STATUS
-------------------------------------------------------------------------------
      ***              ***                        Mexico            Pending
-------------------------------------------------------------------------------
      ***              ***                      New Zealand         National
                                                                     Phase
-------------------------------------------------------------------------------
      ***              ***                         World            Pending
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      ***              ***                          US               Issued
-------------------------------------------------------------------------------
      ***              ***                       Australia          Pending
-------------------------------------------------------------------------------
      ***              ***                        Canada            Pending
-------------------------------------------------------------------------------
      ***              ***                        Europe            Pending
--------------------------------------------------------------------------------
      ***              ***                         US               Pending
--------------------------------------------------------------------------------
      ***              ***                        World             National
                                                                     Phase
--------------------------------------------------------------------------------



CONFIDENTIAL